Exhibit 99.3

YEAR END 2025 EARNINGS REPORT February 13, 2026 FEBRUARY 13, 2026 Eversource Energy Year End 2025 Earnings Report Exhibit 99.3

EVERSOURCE YEAR END 2025 EARNINGS REPORT February 13, 2026

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings discussion includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing earnings and EPS excluding losses associated with our previous offshore wind investments, a loss on the pending sale of the Aquarion water distribution business, and a loss on the disposition of land that was initially acquired to construct the Northern Pass Transmission project and was subsequently abandoned. EPS by business is also a non-GAAP financial measure and is calculated by dividing the net income attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the losses associated with our previous offshore wind investments, the loss on the pending sale of the Aquarion water distribution business, and the loss on the disposition of land associated with an abandoned project are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers of this report in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the U. S. federal securities laws. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "pending," "anticipate," "intend," "plan," "project," "believe," "forecast," "would," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to cyber events or breaches, including acts of war or terrorism, affecting our systems or the systems of third parties on which we rely; unauthorized access to, and the misappropriation of, confidential and proprietary Company, customer, employee, financial or system operating information; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with laws and regulations, which may impact the cost of compliance and strategic initiatives of the Company; adverse publicity, which can harm our reputation, influence legislative and regulatory bodies, and result in unfavorable outcomes; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; the ability to qualify for investment tax credits; extreme weather, including severe storms, due to the impacts of climate change, and fluctuations in weather patterns; adequacy, contamination of, or disruption in, our water supplies; physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; breakdown, failure of, or damage to operating equipment, information technology systems, or processes of our transmission and distribution systems; changes in levels or timing of capital expenditures, including unplanned expenditures and increased capital expenditure requirements; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; substandard performance of third-party suppliers and service providers, or counterparties not meeting their obligations; limits on our access to, or increases in, the cost of capital, including disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, tariffs and customer demand and payment ability; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at investors.eversource.com and on the SEC's website at www.sec.gov, and management encourages you to consult such disclosures.

All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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YEAR END 2025 EARNINGS REPORT February 13, 2026 Agenda Business Update ▪ 2025 Key Accomplishments ▪ Aquarion Water Sale ▪ 2026 Key Strategic Priorities 2 Joe Nolan Chairman, President & CEO Financial Update ▪ 2025 Financial Results ▪ Regulatory Update ▪ Updated Investment & Financing Activity ▪ Earnings Guidance John Moreira EVP, CFO & Treasurer

YEAR END 2025 EARNINGS REPORT February 13, 2026 YEAR END 2025 EARNINGS REPORT 3 CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Joe Nolan Business Update

YEAR END 2025 EARNINGS REPORT February 13, 2026 $3.86 $4.09 $4.34 $4.57 $4.76 2021 2022 2023 2024 2025 $2.41 $2.55 $2.70 $2.86 $3.01 2021 2022 2023 2024 2025 6.0% 3 - Year Growth Rate Track Record of Financial Excellence & Delivering on Guidance Expectations RECURRING NON - GAAP EPS DIVIDENDS PER SHARE 4

EVERSOURCE | YEAR END 2025 EARNINGS REPORT | February 13, 2026

Strategic Accomplishments in 2025

- ✓ **Maintained top decile performance for reliability**
  - 7th consecutive year of top decile performance for MBI
  - Multi-year track record of top decile performance for SAIDI
- ✓ **Deployed capital infrastructure projects**
  - Executed on a robust capital plan of over $4 billion
  - Over 100,000 smart meters installed in 2025 (Massachusetts AMI program)
  - Broke ground on construction of the $1.8 billion Cambridge Substation
- ✓ **Achieved constructive rate case outcomes across jurisdictions**
  - Rate orders for PSNH and Yankee Gas
  - Rate settlements for NSTAR Gas and EGMA
- ✓ **Completed onshore substation construction for Revolution Wind ahead of schedule**
- ✓ **Executed on FFO enhancement strategy**
  - Credit metric improvement of +300 bps at S&P and +450 bps at Moody's
- ✓ **Engaged with local legislators to address affordability concerns**
- ✓ **Storm cost securitization docket in Connecticut, with legislative support**


AMERICA'S
MOST
RESPONSIBLE
COMPANIES
2026
Newsweek
statista

For the 7th year Eversource was recognized in Newsweek's list of America's Most Responsible Companies


USA TODAY
AMERICA'S
CLIMATE
LEADERS
2025
statista
#1 UTILITIES & ENERGY

Named as one of America's Climate Leaders for third straight year by USA Today and Statista

5

YEAR END 2025 EARNINGS REPORT February 13, 2026 Aligned with our mission to provide reliable, resilient and affordable service for customers, while delivering shareholder value Our Key Strategic Priorities for 2026 Long - term EPS growth target of between 5% and 7% that will be supported by regulatory and strategic outcomes in 2026 Execute on Capital Investment Plan Maintain Balance Sheet Strength Deliver Top - Tier Performance Robust capital investment plan of $26.5 billion through 2030 that is focused on load growth and reliability, with incremental opportunities of $1.0 billion Meaningful progress made on FFO/Debt. Maintaining levels well above downgrade thresholds. Solid financing strategy regardless of Aquarion sale outcome Maintain high reliability, enhance customer experience and ensure the safety of our workforce Engage with Regulators Actively pursue constructive engagement with regulators and stakeholders to help shape future of energy in our region Support Sustainable Long - Term Growth 6

YEAR END 2025 EARNINGS REPORT February 13, 2026 YEAR END 2025 EARNINGS REPORT 7 EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER & TREASURER John Moreira Financial Update

YEAR END 2025 EARNINGS REPORT February 13, 2026 2025 vs. 2024 Financial Results 8 Change Full Year 2024 Full Year 2025 Change 4Q 2024 4Q 2025 $0.06 $2.03 $2.09 $(0.01) $0.50 $0.49 Electric Transmission 0.03 1.77 1.80 (0.05) 0.30 0.25 Electric Distribution 0.16 0.81 0.97 0.05 0.28 0.33 Natural Gas Distribution 0.00 0.12 0.12 0.00 0.02 0.02 Water Distribution (Non - GAAP) (0.06) (0.16) (0.22) 0.12 (0.09) 0.03 Parent & Other (Non - GAAP) $0.19 $4.57 $4.76 $0.11 $1.01 $1.12 EPS (Non - GAAP) 2.10 (2.30) (0.20) 0.81 (0.81) 0.00 Losses on Offshore Wind plus Loss on Pending Sale of Aquarion $2.29 $2.27 $4.56 $0.92 $0.20 $1.12 Reported EPS (GAAP)

YEAR END 2025 EARNINGS REPORT February 13, 2026 $1,328 $1,209 $1,275 $1,360 $1,492 $1,507 $1,608 $1,871 $2,009 $2,291 $2,278 $2,180 $2,197 $2,296 $1,023 $975 $1,247 $1,320 $1,404 $1,456 $1,376 $260 $241 $259 $217 $276 $219 $256 $4,482 $4,434 $5,072 $5,175 $5,352 $5,379 $5,536 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 2024A 2025A 2026E 2027E 2028E 2029E 2030E Transmission Electric Distribution Natural Gas Distribution IT and Facilities $ In Millions $26.5 BILLION 2026 - 2030 * 2026 – 2030 Projected Capital Infrastructure Investments 9 * The capital expenditure plan for 2026 to 2030 excludes $1.3 billion projected investments for Aquarion. Represents $2.3 billion increase as compared to prior five - year forecast $27.8 Billion including Aquarion investments of $1.3 Billion Potential for incremental investments during this forecast period of approximately $1 Billion for CT AMI

YEAR END 2025 EARNINGS REPORT February 13, 2026 $ in Millions $1.5 Billion Increase in 2026 - 2029 Infrastructure Investments Primarily in Electric Distribution 10 27% 43% 26% 4% Feb 2026 Plan* Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities $ 233 $ 696 $ 523 $ 75 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Spending Increase from February 2025 Plan Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities ~$1.5 Billion * The chart above represents segment percentages of total investments for the period 2026 to 2029, the years of overlap between the two plans. The water segment has been excluded.

YEAR END 2025 EARNINGS REPORT February 13, 2026 $399 $520 $358 $349 $241 $130 $523 $574 $727 $852 $1,181 $1,381 $287 $181 $275 $291 $85 $97 $1,209 $1,275 $1,360 $1,492 $1,507 $1,608 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2025A 2026E 2027E 2028E 2029E 2030E CL&P NSTAR Electric PSNH Other concepts under development Projected Transmission Capital Expenditures 11 $ In Millions Massachusetts driving Transmission infrastructure need s

YEAR END 2025 EARNINGS REPORT February 13, 2026 36% 32% 44% 45% 20% 23% 2024A RATE BASE Rate Base Forecast $30.6 billion * $49.3 billion * Rate Base Growth Driven by Regulated Investments & Disciplined Capital Allocation * Rate base estimates exclude certain CWIP balances which totaled approximately $2.5 billion at the end of 2024 2030E RATE BASE Natural Gas Distribution Electric Distribution Transmission Five - Year Capital Investment Program (2026E - 2030E) 27% 42% 26% 5% Electric Transmission Electric Distribution Natural Gas Distribution IT & Facilities $26.5Bn 12

YEAR END 2025 EARNINGS REPORT February 13, 2026 Regulatory Progress Massachusetts ▪ PBR Increases Approved – $55M NSTAR Electric – $10M NSTAR Gas ▪ EGMA Cost to Achieve Settlement Approved – $62M Net settlement ▪ NSTAR Gas Rate Base Roll - in Approved – $45M increase – $12M one - time credit New Hampshire ▪ PSNH Rate Order – $100M revenue increase, four year stay - out – 9.50% ROE Connecticut ▪ Yankee Gas Rate Case Order – $96M increase – 9.32% ROE ▪ Storm Cost Prudency Review – PURA opened new docket for prudency & securitization of $980M storm costs 13

YEAR END 2025 EARNINGS REPORT February 13, 2026 $6.7 - $7.2B $27.8B $24.2 - $24.7B (68.0%) $8.5 - $9.0B (27.0%) $0.8 - $1.1B (2.0%) Projected Cash Flows and Financing Activities 14 Financing Needs 2026 - 2030 Cash Uses Cash Sources Common Equity Debt and alternative financing solutions 2 Cash from Operations Dividends Capital Plan 1 ($ BILLIONS) 1: Includes approximately $1.3 billion capital investment for Eversource’s water business 2: Net of retirement. Includes hybrid issuances with equity content, Aquarion sale, minority interest sale or similar transaction, and avoidance of Aquarion capital funding Majority of financing met through cash from operations. Financing needs remain flexible given Aquarion uncertainty Alternative financing solutions to be accretive to common equity issuances Financing activities target annual FFO - Debt levels at over 100bps above downgrade thresholds at S&P and Moody’s Storm Securitization Proceeds [With equity content of $1.3 - $2.5B] ~$1.5B (3.0%)

YEAR END 2025 EARNINGS REPORT February 13, 2026 FFO : Debt Enhancement Strategy Resulted in >100 Bps of Cushion at Both Agencies S&P Moody’s 11.1% 14.3% September 2024 September 2025 9.5% 14.1% September 2024 September 2025 230 Bps of Credit Cushion (12% Credit Threshold) 110 Bps of Credit Cushion (13% Credit Threshold) 15 Projected 2026 - 2030 FFO to Debt: 100 Bps above S&P and Moody’s downgrade thresholds each year

YEAR END 2025 EARNINGS REPORT February 13, 2026 Key 2026 Earnings Drivers 2026 EPS Guidance: ▪ Transmission capital investments ▪ Base rate changes in CT, MA and NH ▪ Capital recovery mechanisms ▪ Controlled operations and maintenance expenses 16 ▪ Higher depreciation and property taxes ▪ Higher interest expense ▪ Share dilution ▪ Higher effective tax rate $4.80 – $4.95

EVERSOURCE | YEAR END 2025 EARNINGS REPORT | February 13, 2026

Earnings Expectations & Strategic Focus Areas to Support Future Growth

Regulatory Outcomes & Strategic Initiatives to Drive Earnings Growth in 2027 & Beyond

2026 EPS Range:
$4.80 - $4.95 per Share

5% - 7% Long-Term EPS Growth:
Measured from 2025 non-recurring EPS of $4.76

Key Drivers

- ✓ Robust Capital Investment
- ✓ Efficient Financing
- ✓ Constructive Regulatory Outcomes '26-'30

Upcoming Regulatory & Strategic Milestones (2026)		Longer-Term Implications for Eversource (2027 & Beyond)
Aquarion Water rate case filed	H1	*Rate decision expected year-end 2026; earnings impact in 2027*
PURA rules on Aquarion remand	H1	*Potential proceeds for capital investments & debt repayment if approved (base plan assumes continued Aquarion ownership)*
CL&P rate case filed	H1	*Decision expected mid 2027; earnings impact in 2027 and 2028*
Storm Securitization proceedings	H2	*Resolution expected mid-2026; Cash proceeds in 2027. Improved credit metrics & lower interest expense*
Revolution Wind operational	H2	*COD expected 2nd half 2026; removes any go-forward earnings risk from OSW; improves earnings predictability*

17

YEAR END 2025 EARNINGS REPORT February 13, 2026 Q & A 18

YEAR END 2025 EARNINGS REPORT February 13, 2026 Appendix 19

YEAR END 2025 EARNINGS REPORT February 13, 2026 Eversource - A Pure Play Regulated Utility & the Largest in the New England Region 20 4.6M CUSTOMERS 3.5M Electric, 897K Gas, 249K Water 59.9K DISTRIBUTION MILES 19K Underground Lines 4.5K TRANSMISSION MILES $25B CURRENT MARKET CAPITALIZATION As of December 31, 2025 $30.6B ACTUAL 2024 RATE BASE $64B TOTAL ASSETS As of December 31, 2025 10,730 EMPLOYEES As of YE 2025 66.0 SYSTEM AVG MIN INTERRUPTION DURATION (SAIDI) 2025 21.0 AVG MONTHS BETWEEN INTERRUPTIONS (MBI) 2025

YEAR END 2025 EARNINGS REPORT February 13, 2026 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.57 $4.76 $4.80 - $4.95 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024A* 2025A* 2026E 2027E 2028E 2029E 2030E * Reflects non - GAAP results, excludes nonrecurring charges 21 Proven Track Record of Earnings and Dividend Performance 6% EPS 10 - Year Growth Rate

YEAR END 2025 EARNINGS REPORT February 13, 2026 2025 & 2026 Parent Debt and Equity Issuances and Maturities 22 Equity Issuances New Shares ▪ At - The - Market Program for $1.2 billion issued 7.1 million shares in 2025 with net proceeds of approximately $ 465 million Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with approximately 1.7 million shares issued in 2025 Maturity Size/Coupon Company Jan 15, 2025* $300M @ 3.15% Parent Aug 15, 2025* $300M @ 0.80% Parent 2025 DEBT ISSUANCES 2025 DEBT MATURITIES Maturity Size/Coupon Company Dec 15, 2030 $600M @ 4.45% Parent 2026 DEBT MATURITIES Maturity Size/Coupon Company Mar 15, 2026 $250M @ 3.35% Parent May 15, 2026 $450M @ 4.75% Parent Aug 15, 2026 $300M @ 1.40% Parent 22 * Paid at maturity

YEAR END 2025 EARNINGS REPORT February 13, 2026 $4,390 $4,592 $4,785 $4,928 $5,009 $5,119 $5,216 $4,363 $4,668 $4,874 $5,237 $5,780 $6,705 $7,736 $2,018 $2,312 $2,512 $2,598 $2,758 $2,856 $2,796 $10,771 $11,572 $12,171 $12,763 $13,547 $14,680 $15,748 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2024A 2025A 2026E 2027E 2028E 2029E 2030E CL&P NSTAR Electric PSNH Transmission Rate Base Growth Projections 23 $ In Millions

YEAR END 2025 EARNINGS REPORT February 13, 2026 For the 6 th consecutive year received the HIRE Vets award (Honoring Investments in Recruiting and Employing American Military Veterans). For the first time Eversource achieved the Platinum level, the highest recognition from the US Department of Labor. Named as one of America’s Climate Leaders by USA TODAY and Statista for the 3 rd year in a row. Ranked #1 among energy companies and utilities nationwide for the highest core emissions reduction year - over - year. For the 7th year in a row Eversource was recognized in Newsweek’s list of America’s Most Responsible Companies based on our corporate social sustainability performance and reputation. Named the #1 utility and for the 6 th consecutive year included in the top 100 in Just Capital and CNBC’s list of America’s Most JUST Companies, a ranking of the most responsible publicly traded companies. Included as a constituent of the FTSE4Good Index Series, designed to identify companies that demonstrate strong environmental, social and governance practices measured against globally recognized standards. Eversource has been recognized in the 2025 Healthiest 100 Workplaces in America, an awards program created to honor people - first organizations that prioritize the well - being of their employee population. 24 Eversource Recognition